UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2023

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on June 21, 2023, the stockholders of Splunk Inc. (the “Company”) approved the Splunk Inc. Amended and Restated 2022 Equity Incentive Plan (the “Amended and Restated 2022 Plan”), including the reservation of shares of the Company’s common stock for issuance thereunder. The Company’s board of directors previously approved the Amended and Restated 2022 Plan subject to stockholder approval.

A summary of the Amended and Restated 2022 Plan is set forth in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 9, 2023.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 21, 2023. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of Class II Directors

Name of Director	For	Against	Abstain	Broker Non- Votes
Patricia Morrison	119,020,917	9,186,950	81,052	16,862,344
David Tunnell	126,927,305	1,289,966	71,648	16,862,344
General Dennis Via (ret)	125,329,936	2,891,238	67,745	16,862,344
Luis Visoso	125,255,569	2,962,449	70,901	16,862,344

Patricia Morrison, David Tunnell, General Dennis Via (ret), and Luis Visoso were duly elected as Class II directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending January 31, 2024

For	Against	Abstain
144,069,002	1,019,708	62,553

The Company’s stockholders approved PricewaterhouseCoopers LLP, independent registered public accountants, to audit the Company’s financial statements for the fiscal year ending January 31, 2024, as disclosed in the proxy statement relating to the Annual Meeting.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
86,453,751	41,724,865	110,303	16,862,344

The Company’s stockholders approved Proposal 3, a non-binding advisory vote concerning the compensation of the named executive officers as disclosed in the proxy statement relating to the Annual Meeting.

Proposal 4: Approval of the Splunk Inc. Amended and Restated 2022 Equity Incentive Plan and reservation of shares thereunder

For	Against	Abstain	Broker Non-Votes
75,107,910	53,092,818	88,191	16,862,344

The Company’s stockholders approved the Splunk Inc. Amended and Restated 2022 Equity Incentive Plan and the reservation of shares thereunder.

ITEM 9.01. Exhibits

Exhibit Number	Exhibit Title
10.1	Splunk Inc. Amended and Restated 2022 Equity Incentive Plan

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Splunk Inc.

By:	/s/ Brian Roberts
Brian Roberts
Senior Vice President and Chief Financial Officer

Date: June 23, 2023